Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regional Health Properties, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I,  E. Clinton Cain, Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

April 16, 2018	By:	/s/ E. CLINTON CAIN
E. Clinton Cain Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer (principal financial officer)